UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 20, 2007 (December 18, 2007)

ACCELERIZE NEW MEDIA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52635	20-3858769
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12121 WILSHIRE BLVD., SUITE 322 LOS ANGELES, CALIFORNIA 90025
(Address of principal executive offices)                   (Zip Code)

(310) 903 4001
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 18, 2007 the registrant received a notice from the Financial Industry Regulatory Authority that its staff has reviewed the information pertaining to the registrant as filed by the registrant’s listing agent, vFinance Investments, Inc., or vFinance, and based on such information decided to clear vFinance’s request for an unpriced quotation on the Over-The-Counter Bulletin Board, or the OTC.BB, for the registrant’s common stock. The registrant expects that quotation on the OTC.BB will commence in the near future.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction where such offering would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 20, 2007	ACCELERIZE NEW MEDIA, INC. By: /s/ Brian Ross Brian Ross President and Chief Executive Officer